UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2009 (January 21, 2009)
Date of Report (Date of earliest event reported)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51704	98-0548438
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

No. 479 You Dong Road Xinzhuang Town, Shanghai 201100 People’s Republic of China
(Address of principal executive offices)

(8621) 5488-8436
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01	Entry Into a Material Definitive Agreement

Amendment to Supply Contract

On January 21, 2009, Tianjin Huan-ou Semiconductor Technology Inc. Ltd. (the “Supplier”), a subsidiary of Tianjin Zhonghuan Semiconductor Ltd., and Perfectenergy (Shanghai) Co., Ltd. (“Perfectenergy Shanghai”), a subsidiary of the Registrant, amended (the “Amendment”) a long-term supply contract that the parties entered into on July 20, 2008 (the “Original Agreement”).  The entry into the Original Agreement was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2008, and a copy of the Original Agreement was filed as an exhibit to such Form 8-K.

Pursuant to the Amendment, the parties defined the effective date of the Original Agreement as January 1, 2009.  The Original Agreement required an aggregate advanced payment of approximately $14,700,000 to be made by Perfectenergy Shanghai to the Supplier by December 20, 2008 (the “Due Date”), and the Amendment changed the Due Date to April 20, 2009.  Also, the price per piece for future deliveries was amended from a fixed price to a price to be negotiated by the parties based on the then-current market price.

This discussion provides only a brief description of the document described above.  This discussion is qualified in its entirety by the full text of the agreement, which is attached to this Current Report on Form 8-K as an exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1           Monocrystalline Silicon Modular Long Term Supply Supplemental Agreement between Tianjin Huan-ou Semiconductor Technology Inc. Ltd. and Perfectenergy (Shanghai) Co., Ltd., dated January 21, 2009 (English translation)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTENERGY INTERNATIONAL LIMITED
(Registrant)

Date: January 23, 2009	/s/ Wennan Li
Name: Wennan Li
Title: Chief Executive Officer